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"Underwriters") is soliciting any action based upon it. This material is not to
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securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other
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the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their
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have long or short positions in, and buy and sell, the securities mentioned
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under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such Registration Statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final Prospectus and Prospectus Supplement for any securities actually sold
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MLMT 2005-MCP1               STRUCTURAL TERM SHEET                    6/20/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

MLMT 2005-MCP1

A-SB SCHEDULE (MODIFIED AFTER RED)

    0   6/1/2005   100,000,000.00               56  2/12/2010   100,000,000.00
    1  7/12/2005   100,000,000.00               57  3/12/2010   100,000,000.00
    2  8/12/2005   100,000,000.00               58  4/12/2010   100,000,000.00
    3  9/12/2005   100,000,000.00               59  5/12/2010   100,000,000.00
    4 10/12/2005   100,000,000.00               60  6/12/2010    99,878,990.75
    5 11/12/2005   100,000,000.00               61  7/12/2010    98,087,836.09
    6 12/12/2005   100,000,000.00               62  8/12/2010    96,454,308.60
    7  1/12/2006   100,000,000.00               63  9/12/2010    94,812,935.24
    8  2/12/2006   100,000,000.00               64 10/12/2010    92,998,229.12
    9  3/12/2006   100,000,000.00               65 11/12/2010    91,340,251.59
   10  4/12/2006   100,000,000.00               66 12/12/2010    89,509,399.45
   11  5/12/2006   100,000,000.00               67  1/12/2011    87,834,659.86
   12  6/12/2006   100,000,000.00               68  2/12/2011    86,151,875.71
   13  7/12/2006   100,000,000.00               69  3/12/2011    83,968,687.84
   14  8/12/2006   100,000,000.00               70  4/12/2011    82,267,321.10
   15  9/12/2006   100,000,000.00               71  5/12/2011    80,394,276.94
   16 10/12/2006   100,000,000.00               72  6/12/2011    78,675,735.46
   17 11/12/2006   100,000,000.00               73  7/12/2011    76,785,990.44
   18 12/12/2006   100,000,000.00               74  8/12/2011    75,050,110.88
   19  1/12/2007   100,000,000.00               75  9/12/2011    73,305,891.95
   20  2/12/2007   100,000,000.00               76 10/12/2011    71,391,177.96
   21  3/12/2007   100,000,000.00               77 11/12/2011    69,629,376.75
   22  4/12/2007   100,000,000.00               78 12/12/2011    67,697,565.60
   23  5/12/2007   100,000,000.00               79  1/12/2012    65,918,014.88
   24  6/12/2007   100,000,000.00               80  2/12/2012    64,129,914.20
   25  7/12/2007   100,000,000.00               81  3/12/2012    62,011,836.12
   26  8/12/2007   100,000,000.00               82  4/12/2012    60,238,457.14
   27  9/12/2007   100,000,000.00               83  5/12/2012    59,262,954.84
   28 10/12/2007   100,000,000.00               84  6/12/2012    57,488,575.86
   29 11/12/2007   100,000,000.00               85  7/12/2012    55,572,451.13
   30 12/12/2007   100,000,000.00               86  8/12/2012    53,799,803.16
   31  1/12/2008   100,000,000.00               87  9/12/2012    52,018,617.24
   32  2/12/2008   100,000,000.00               88 10/12/2012    50,076,992.62
   33  3/12/2008   100,000,000.00               89 11/12/2012    48,277,871.50
   34  4/12/2008   100,000,000.00               90 12/12/2012    46,318,806.33
   35  5/12/2008   100,000,000.00               91  1/12/2013    44,501,578.99
   36  6/12/2008   100,000,000.00               92  2/12/2013    42,675,598.20
   37  7/12/2008   100,000,000.00               93  3/12/2013    40,389,599.14
   38  8/12/2008   100,000,000.00               94  4/12/2013    34,093,799.45
   39  9/12/2008   100,000,000.00               95  5/12/2013    32,089,343.05
   40 10/12/2008   100,000,000.00               96  6/12/2013    30,224,991.97
   41 11/12/2008   100,000,000.00               97  7/12/2013    28,202,495.82
   42 12/12/2008   100,000,000.00               98  8/12/2013    26,319,416.43
   43  1/12/2009   100,000,000.00               99  9/12/2013    24,427,265.18
   44  2/12/2009   100,000,000.00              100 10/12/2013    22,377,735.56
   45  3/12/2009   100,000,000.00              101 11/12/2013    20,466,590.89
   46  4/12/2009   100,000,000.00              102 12/12/2013    18,398,591.67
   47  5/12/2009   100,000,000.00              103  1/12/2014    16,468,272.44
   48  6/12/2009   100,000,000.00              104  2/12/2014    14,528,652.93
   49  7/12/2009   100,000,000.00              105  3/12/2014    12,139,516.15
   50  8/12/2009   100,000,000.00              106  4/12/2014    10,179,029.56
   51  9/12/2009   100,000,000.00              107  5/12/2014     8,063,049.17
   52 10/12/2009   100,000,000.00              108  6/12/2014     6,082,917.35
   53 11/12/2009   100,000,000.00              109  7/12/2014     3,947,833.51
   54 12/12/2009   100,000,000.00              110  8/12/2014     1,947,869.08
   55  1/12/2010   100,000,000.00              111  9/12/2014             0.00
                                               112 10/12/2014
